                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

                                                                    EXHIBIT 10.5
                             CONFIDENTIAL TREATMENT
                         PDF SOLUTIONS, INC. HAS REQUESTED
                        THAT THE MARKED PORTIONS OF THIS
                        DOCUMENT BE ACCORDED CONFIDENTIAL
                      TREATMENT PURSUANT TO RULE 406 UNDER
                      THE SECURITIES ACT OF 1933, AS AMENDED.

                                                       PROJECT: SONY CORPORATION
                                                                 ***************


                           YIELD IMPROVEMENT AGREEMENT

        This Yield Improvement Agreement is made as of the *** *** ** *******, ****, by and between SONY Corporation, a corporation organized and existing under and by virtue of the laws of Japan, maintaining its principal office at 7-35, Kitashinagawa 6-chome, Shinagawa-ku, Tokyo, Japan (hereinafter referred to as "SONY") and PDF Solutions, Inc., a corporation organized and existing under and by virtue of the laws of the State of California, having its principal place of business at 333 West San Carlos Street, San Jose, California 95110 U.S.A. (hereinafter referred to as "PDF").

                               W I T N E S S E T H:

        WHEREAS, SONY is, among other things, engaged in the business of manufacturing and selling ******************* referred to as the ***** Product designed by or for SONY (hereinafter referred to as the "PRODUCTS"); and

        WHEREAS, PDF has substantial expertise and skill in yield improvement for semiconductor manufacturing; and

        WHEREAS, SONY desires that PDF render certain services for SONY for purposes of improving the yield of the Products manufactured at SONY's subsidiary located in ************* (hereinafter referred to as the "SONY SUBSIDIARY"); and

        WHEREAS, PDF is willing to render such services to SONY under the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, it is mutually covenanted and agreed as follows:

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

1.      SERVICES

1.1 PDF shall, at its cost and expense, render the following services (hereinafter referred to as the "SERVICES") for SONY, which are more fully described in Exhibit A:

          1.1.1 To provide SONY with certain characterization vehicles to assist in enhancing the yield in the fabrication of the Products manufactured at SONY Subsidiary (the
                    "CHARACTERIZATION VEHICLES").

          1.1.2 To provide certain consulting services in connection with such yield enhancement activities of SONY ("YIELD RAMP SERVICES").

          1.1.3 To provide certain software to be used at the Sony Subsidiary (THE "SOFTWARE DELIVERABLE").

1.2 For purposes of rendering the Services, PDF shall assign appropriate number of its employees and have at least ***** of them devote their full-time to render the Services. PDF shall ensure that such employees are fully qualified personnel with enough experience and expertise to render the Services.


2.        SCHEDULES AND DELIVERABLES

2.1 The Services shall be rendered by PDF ******************** and shall continue to be rendered until
          ***********************************************************
          Characterization Vehicle Deliverables (as defined below) pursuant to
          Section 2.5 (THE "SERVICE PERIOD"). Upon five (5) working days prior written notice by SONY to PDF, SONY may change, if needed, the time schedule for the provision of the Services so long as the total period of time for the Services to be rendered after the acceptance by SONY of the last Characterization Vehicle Deliverables shall not exceed ************** *********************************************. If any
          such change significantly affects the costs or efforts required to render the Services, the parties shall work together to agree upon an equitable adjustment to the Service Fees.

2.2 PDF shall prepare and deliver to SONY the "Characterization Vehicle Deliverables", the "Yield Ramp Status Report Deliverables" and the "Software Deliverables" described under "Deliverables" in Exhibit A (hereinafter collectively referred to as the "DELIVERABLES"). Characterization Vehicle Deliverables shall be delivered by PDF to SONY in accordance with the schedule as described in EXHIBIT A. Upon delivery and acceptance of all Characterization Vehicle Deliverables, PDF will begin performing Yield Ramp Services for which Yield Ramp Status Report Deliverables will be generated and submitted to SONY by the end of each month.

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

2.3 SONY shall prepare and provide PDF with such design data, process data and other data and information as is reasonably deemed necessary by SONY or as is reasonably requested by PDF and agreed by SONY for PDF to render the Services and deliver the Deliverables (hereinafter referred to as the "TECHNICAL DATA"). In addition, SONY shall at its cost and expense prepare and make available to the employees of PDF stationed at SONY Subsidiary, office space, equipment and services as PDF shall reasonably request including secure office space for use as a team office, appropriate equipment such as workstations, telephones, facsimile machines, a photocopier, printers and a removable data storage device, such as tape drives, and services such as international access telephone lines, and email access to the internet; provided that the costs for office supplies and telephone charges used by employees of PDF shall be borne by PDF, however, such costs shall constitute additional out-of-pocket expenses to be reimbursed by SONY to PDF under, and subject to the limitations set forth in, Section 3.3. The bearing of such costs by PDF and the reimbursement thereof by SONY shall be accomplished by offsets of one against the other to the extent reasonably practicable.

2.4 In addition to the provisions of Section 2.1 above, SONY may, if needed, upon written notice to PDF, make changes to Exhibit A relating to Deliverables which have not been delivered or actions which have not been taken as of the time of such change; provided that if any such change significantly affects the scope or timing of the Services rendered or any Deliverables to be delivered or changes the costs and efforts required to render the Services or deliver the Deliverables, the parties shall work together to agree upon an additional amount to be paid for such Services, Deliverables, costs or efforts, and upon an appropriate time schedule.

2.5 Upon receipt of each Deliverable, SONY shall inspect such Deliverable to determine whether such Deliverable conforms to the description thereof contained in Exhibit A. Should any Deliverable not reasonably conform to such description, SONY shall, within ten (10) days after receipt of such Deliverable, so notify PDF in writing specifying the variance from the description, and PDF shall promptly correct and deliver the Deliverable to SONY again. Such Deliverable, as so corrected, shall be redelivered in accordance with this Section 2.5. If no notification is made by SONY to PDF within such ten (10) day period, such Deliverable shall be deemed accepted by SONY.

2.6 For a period of ten (10) days following the end of the Service Period, PDF shall, upon the request of SONY, assist SONY by answering SONY's questions through telephone, facsimile or e-mail communications ("VERBAL SUPPORT"); provided that any such Verbal Support shall relate only to the Services specified to be performed with respect to the Products under this Agreement and not to other products, projects or work SONY wishes to have PDF perform.

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

2.7 The Services shall be deemed completed at the time when all the Deliverables are delivered by PDF to, and accepted by, SONY. PDF shall, upon the written request of SONY, render for SONY additional services of providing additional Yield Ramp Status Report Deliverables following the Service Period defined in Section 2.1 above ("FOLLOW-UP SERVICES)"; provided that SONY shall pay as consideration the Yield Ramp Status Report Deliverable Fee specified in Section 3.1 for each such additional Yield Ramp Status Report Deliverable.


3.        CONSIDERATION

3.1 In full and complete consideration for the Services rendered by PDF to SONY (including the delivery of the Deliverables), SONY shall pay to PDF an aggregate amount equal to ***************************************** in total (hereinafter referred to as the "SERVICE FEE"). Such Service Fee shall be payable by SONY to PDF in ******* installments as follows:

          3.1.1 Upon acceptance of each Characterization Vehicle Deliverable, SONY shall pay the amount of
                    ************************************************
                    *************** as the "Characterization Vehicle Deliverables Fee"; and

          3.1.2 Upon acceptance of each Yield Ramp Status Report Deliverable, SONY shall pay the amount of
                    ************************************************
                    *************** as the "Yield Ramp Status Report Deliverables Fee".

3.2 Upon SONY's acceptance of each of the Deliverables pursuant to Section 2.5, PDF shall issue to SONY an invoice for the payment in United States Dollars of the applicable installment of the Service Fee payable by SONY to PDF under Section 3.1 above. SONY shall make payment of such installment in United States Dollars by making a telegraphic transfer remittance to the bank account of PDF within thirty (30) days following the date of receipt of the invoice by SONY from PDF.

3.3 In addition to the Service Fee payable under Section 3.1 above, SONY shall pay to PDF travel and other reasonable out of pocket expenses actually incurred by PDF in rendering the Services, including the economy class air fares, domestic travel expenses in the U.S.A. and Japan, hotel accommodation expenses and meal expenses for the employees and consultants of PDF engaged in the Services; provided, however, that in no event shall the expenses to be paid by SONY to PDF hereunder exceed *******************
          *************************************************. The costs and expenses reimbursable under this Section 3.3 are referred to as "EXPENSES."

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

3.4 Within thirty (30) days after close of each calendar month, PDF shall issue an invoice for the payment in United States Dollars of the Expenses payable by SONY to PDF under Section 3.3 above together with a detailed listing of such Expenses. SONY shall make payment of such Expenses in United States Dollars by making a telegraphic transfer remittance to the bank account of PDF within thirty (30) days following the date of receipt of the invoice by SONY from PDF. SONY shall have the right at SONY's expense to have such Expenses audited by independent accountants of recognized standing.

3.5 All amounts which SONY does not pay on a timely basis as required by this Agreement shall be subject to a late charge equal to ***************** (or, if less, the maximum allowed by applicable law). In the event that any payment due hereunder is overdue, PDF reserves the right to suspend performance until such delinquency is corrected.


4.      OWNERSHIP AND RIGHTS

4.1 Each party shall solely own any Intellectual Property (as defined below) developed solely by the employee(s) or agents of such party irrespective of the Services before or after the term of this Agreement.

4.2 SONY and PDF agree that the Deliverables shall become the sole and exclusive property of SONY.

4.3 PDF and SONY agree that the ownership of the inventions and the intellectual property rights thereon, including, without limitation, patents and patent applications, copyrights, mask works, trade secrets, know how, industrial design rights, rights of authorship, and other intellectual property rights or rights protecting intangible property or information recognized by the law of any country or jurisdiction of the world (hereinafter collectively referred to as the "INTELLECTUAL PROPERTY") generated during the course of the Services, shall be determined as follows:

          4.3.1. ***

          4.3.2. ***

          4.3.3. ***

          4.3.4. ***

          4.3.5. ***

          *******************************************************************
          *******************************************************************
          *******************************************************************
          *******************************************************************

4.4       SONY hereby grants to PDF a ************************************
          ******************************************************* license;
          provided that *** shall be bound by the confidentiality obligations contained in this Agreement.

4.5       PDF hereby grants to SONY a ***********************************
          *************************************************************
          ******************************************************* license;
          provided, further, that SONY shall be bound by and shall cause its sublicensees to be bound by the confidentiality obligations contained in this Agreement.

4.6 Except as otherwise set forth in this Section 4, neither this Agreement nor the performance of the Services shall give either PDF or SONY any ownership, interest in or rights to the Intellectual Property owned by the other party.

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

5.        DURATION AND TERMINATION OF AGREEMENT

5.1 This Agreement shall become effective as of the date first above written and shall continue in full force and effect until the payment of the Service Fees shall have been completed in accordance with the terms and conditions of this Agreement.

5.2 Either party shall have the right to terminate this Agreement at any time if:

          5.2.1 the other party is in breach of any term, condition or covenant of this Agreement and fails to cure that breach within thirty (30) days after receiving written notice of that breach, which notice must state that failure to cure such breach will result in termination of this Agreement.

          5.2.2 the other party (i) becomes insolvent, (ii) admits in writing its insolvency or inability to pay its debts or perform its obligations as they mature, or (iii) becomes the subject to any voluntary or involuntary proceeding in bankruptcy, liquidation, dissolution, receivership, attachment or composition or general assignment for the benefit of creditors.

          5.2.3 More than ten percent (10%) of the other party's outstanding stock or equity interests is acquired by, or the other party is merged with, any competitor of such terminating party.

          5.3 In addition to the provisions of Section 5.2, SONY may terminate this Agreement at any time prior to the completion of the Services by giving a written notice to PDF. In such case, SONY shall pay to PDF ***********************
                    ***********************************************************
                    **********.

5.4 The provisions of Sections 2.6, 2.7, 3 (to the extent Service Fees, Expenses or any portion thereof are payable), 4, 6, 7 and 8 of this Agreement shall survive the expiration and termination of this Agreement.

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

6.      CONFIDENTIALITY

6.1 Each party (the "RECEIVING PARTY") hereto agrees to maintain as confidential and to use only for the purposes permitted under this Agreement, during the term of this Agreement and for *************** thereafter, all confidential and proprietary information and materials received from the other party (the "DISCLOSING PARTY") under this Agreement ("CONFIDENTIAL INFORMATION"); provided that to be protected as Confidential Information, information and materials shall be (a) physically marked as confidential or proprietary, or (b) if disclosed orally or visually, identified as confidential at the time of disclosure and be reduced to writing with confidential or proprietary marking, which shall be delivered to the Receiving Party within thirty
          (30) days after the oral or visual disclosure. Notwithstanding the immediate foregoing, (i) the Deliverables, (ii) the Technical Data and
          (iii) any and all the information and materials provided to or acquired by the employees of PDF at SONY Subsidiary shall be deemed Confidential Information of SONY even without marking or designation of confidentiality.

6.2 Notwithstanding the provisions of Section 6.1 above, a Receiving Party shall have no obligation to maintain the confidentiality of any information or material that:

          6.2.1 was in the Receiving Party's lawful possession prior to the disclosure as supported by satisfactory evidence of such possession;

          6.2.2 becomes publicly known through no wrongful act or omission of the Receiving Party;

          6.2.3 is lawfully received by the Receiving Party from a third party without breach of any confidentiality obligation or other restriction on disclosure;

          6.2.4 is independently ascertainable or developed by the Receiving Party or its employees who have not had access to the Confidential Information.

          6.2.5 is required to be disclosed to a court or government agency, provided that prompt prior written notice of such intended disclosure is given to the Disclosing Party sufficient to enable it to acquire a protective order.

6.3 Confidential Information of each party shall be and remain the property of such party. Upon request by the Disclosing Party or upon expiration or termination of this Agreement, whichever is earlier, the Receiving Party shall return all Confidential Information received from the Disclosing Party together with all copies thereof or destroy them, if so requested by the Disclosing Party.

7.        WARRANTIES AND INDEMNIFICATION

7.1 PDF warrants that the Services shall be rendered in a professional manner consistent with the quality of PDF's performance of services for other similarly situated clients. PDF also warrants that the Services shall be rendered in compliance with all relevant Japanese and United States (federal and state) laws, ordinances, rules and regulations and shall not constitute any breach of contractual obligations of PDF with third parties. PDF further warrants that the Deliverables are free from infringement of any patent, copyright, trade secret right or, to PDF's actual knowledge, other Intellectual Property of any third party; provided that such warranty shall not extend (a) to any infringement that are caused by or results from (i) any modifications recommended to be made to SONY's designs or products, or (ii) other suggestions, recommendations or other matters made or provided by PDF contained in such Deliverables or the application or implementation of any of the foregoing unless such recommendations, suggestions, Deliverables, applications, and implementations considered alone (and not in conjunction with Technical Data, Intellectual Property or other reports or information provided by SONY or any third party other than consultants or subcontractors of PDF) would constitute such an infringement; or (b) to the extent any infringement results from any infringement contained in any Technical Data, Intellectual Property or other reports or information provided by SONY or any third party other than consultants or subcontractors of PDF.

7.2 THE WARRANTY IN THIS SECTION 7 IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, WHICH ARE EXPRESSLY DISCLAIMED. NOTHING UNDER THIS AGREEMENT, OR THE STATEMENT OF WORK OR PROJECT SHALL BE DEEMED TO BE A WARRANTY AS TO THE OUTCOME OF ANY PROJECT OR THE EFFICACY OF ANY RECOMMENDATIONS MADE BY PDF. EXCEPT AS EXPRESSLY PROVIDED IN SECTION
          7.1 ABOVE, NOTHING UNDER THIS AGREEMENT OR THE STATEMENT OF WORK SHALL BE DEEMED TO CREATE ANY LIABILITY ON THE PART OF PDF WITH RESPECT TO THE RESULTS OF ANY ACTIONS TAKEN BY SONY AS A CONSEQUENCE OF PDF'S RECOMMENDATIONS OR THE OUTCOME ON A PRODUCT FROM FOLLOWING ANY SUGGESTIONS OR RECOMMENDATIONS CONTAINED IN THE DELIVERABLES.

7.3 EXCEPT AS SPECIFICALLY PROVIDED FOR IN SECTION 7.4, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, CONTRACT, TORT NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

7.4 PDF hereby agrees to indemnify and hold SONY, its affiliates, and their respective officers, directors, employees, and agents ("SONY INDEMNITEES") harmless from and against any and all liabilities, losses, damages, costs, and expenses ("LOSSES"), and any attorney's fees and expenses relating to its defense, resulting directly from any claim or action brought against the SONY Indemnitees resulting from any breach by PDF of the foregoing warranties (a "CLAIM") and defend the SONY Indemnitees against such Claims, provided that the SONY Indemnitees shall follow the indemnification procedure as set forth in this Agreement. *** The indemnification contained in this Section 7.4 shall be the sole and exclusive remedy for any breach of warranty contained in this Agreement.

7.5 If any Claim is commenced against a party entitled to indemnification under this Section 7 , such party shall give written notice to the other party within ten (10) days of notice of such Claim. If such party receiving notice is obligated under this Section 7 to defend the party against such Claim, then the indemnifying party shall take control of the defense and investigation of the Claim, using such attorneys and other assistance as it selects in its discretion. The indemnified party shall cooperate in all reasonable respects in such investigation and defense, including trial and any appeals, provided that such party may also participate, at its own expense, in such defense. No settlement of a Claim that involves a remedy other than payment of money by indemnifying party shall be agreed to and entered without the consent of the indemnified party, which consent shall not be unreasonably withheld.

7.6 No action, regardless of form, arising from this Agreement may be brought by either party more than one (1) year after the cause of action actually is discovered by that party (but in no event later than as otherwise provided by law), except that an action for non-payment may be brought within one (1) year after the later of the date of last payment or the date such unpaid amount should have been paid.

8.      APPLICABLE LAW; JURISDICTION

8.1 This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to choice or conflicts of laws. This Agreement is prepared and executed and shall be interpreted in the English language only, and no translation of the Agreement into another language shall have any effect. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods (1980) is specifically excluded from and shall not apply to this Agreement.

8.2 Any controversies and disputes arising out of or relating to this Agreement shall be submitted to: (i) the Tokyo District Court in Japan in case the action is instituted by PDF; and (ii) the United States District Court for the Northern District of California in case the action is instituted by SONY; as the Court of first instance. The parties hereto agree that the judgment, degree, or order rendered by a Court of last resort or a Court of lower jurisdiction from which no appeal has been taken in Japan or the United States shall be final and binding upon both parties.


9.        WORKING INDEPENDENTLY OR WITH OTHERS.

9.1 Subject to SONY's compliance with the confidentiality and other provisions stated herein and in any existing agreement between the parties, nothing in this Agreement shall be construed to preclude SONY from independently performing or acquiring from other parties the same or similar services as the Services provided by PDF hereunder.

9.2 SONY acknowledges that PDF has extensive expertise, experience, and proprietary products and tools in the area of electronic design and yield improvement and that PDF intends to utilize such expertise, experience, products and tools in providing consulting services and other services to other clients. Subject to PDF's compliance with the confidentiality and other provisions stated herein and in any existing agreement between the parties, nothing in this Agreement shall restrict or limit PDF from performing such design consulting or other services to any other entity in any industry, including the semiconductor and electronics industries. SONY agrees that, except as otherwise agreed in this Agreement, PDF and its employees may provide design consulting services similar in nature to the Services for any third parties both during and after the term of this Agreement. Subject to the limitations placed on PDF by the confidentiality and other provisions of this Agreement or by any existing agreement between PDF and SONY, PDF may in its sole discretion develop, use, market, license, offer for sale, or sell any software, application or product that is similar or related to that which was developed by PDF for SONY hereunder.


10.       GENERAL

10.1 PDF shall not disclose or publicize the existence and terms of this Agreement to any third party without the prior written consent of SONY. In particular, no press releases shall be made by PDF without prior written consent of SONY.

10.2 The relationship of PDF and SONY established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct or control the day-to-day activities of the other, (ii) constitute the parties as agents, partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow either party to create or assume any obligation on behalf of the other or bind the other for any purpose whatsoever nor shall either party represent to anyone that it has such power or authority.

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

10.3 Neither party may assign or transfer any of the rights and responsibilities under this Agreement without written consent of the other party and any purported attempt to do so shall be deemed void.

10.4 This Agreement expresses the entire understanding and agreement between SONY and PDF with regard to the subject matter hereof and, except for any confidentiality or nondisclosure agreements between the parties, supersedes any and all agreements previously entered into between the parties hereto with regard to the subject matter hereof.

10.5 For purposes of this Agreement, "Subsidiary" shall mean any corporation or other entity, in which more than fifty percent (50%) of the stocks or other equity interest entitled to vote for the election of directors of such entity shall be owned or controlled by PDF or SONY directly or indirectly; provided that such corporation or entity shall be deemed to be a "Subsidiary" only so long as such ownership or control exists.

10.6 This Agreement shall not be subject to change or modification except by the execution of an instrument in writing subscribed by the parties hereto.

10.7 If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its other terms.

10.8 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

10.9 Either PDF or SONY shall not be liable for any loss, damage, or penalty arising from delay due to causes beyond its reasonable control.

10.10 Neither party shall, directly or indirectly export or re-export any technical data or information or data received from the other party hereunder or the direct products thereof to any destination prohibited or restricted by export control regulations of Japan and the United States, including U.S. Export Administration Regulations, without proper authorization from the appropriate governmental authorities. In addition, the parties agree that no technology furnished to the other will be used for any purpose to develop and/or manufacture nuclear, chemical or biological weapons and/or missiles.

10.11 In rendering the Services hereunder, PDF may use consultants and other subcontractors upon obtaining prior consent of SONY, which consent shall not be unreasonably withheld. PDF shall cause such consultants and subcontractors to be subject to and bound by the confidentiality obligations set forth in
          Section 6 of the Agreement and agree to SONY's and PDF's ownership of the Intellectual Property as described in Section 4 of the Agreement. Failure by such consultants and subcontractors to observe any provisions of this Agreement shall constitute a breach of this Agreement by PDF.

10.12 All notices required or permitted to be given under this Agreement must be in writing and will be effective when delivered personally or sent by registered mail, postage prepaid, and addressed to the parties at their respective address set forth below or new address or addresses subsequently designated in writing by either party to the other:

          SONY                                    PDF
          Legal & Intellectual Property Dept.     Chief Financial Officer
          Core Technology & Network Company
          Sony Corporation                        PDF Solutions, Inc.
          1-11-1, Osaki, Shinagawa-ku, Tokyo      333 West San Carlos Street,
          141-0032, Japan                         Suite 625
                                                San Jose, California 95110 USA

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


SONY CORPORATION                    PDF SOLUTIONS, INC.


By: /s/ Norikazu Ouchi              By /s/ John K. Kibarian
      Norikazu Ouchi                       John K. Kibarian
      General Manager                      President
      Device Development Dept.-1
      LSI Development Div.
        LSI Business & Technology
      Development Group
      Core Technology &
        Network Company

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

                                                                       EXHIBIT A


                                STATEMENT OF WORK


                                SONY CORPORATION
                                  **************

          This Statement of Work is made between PDF Solutions, Inc. ("PDF") and SONY Corporation ("SONY") pursuant to and attached as an exhibit to that certain Yield Improvement Agreement dated as of January 1, 2000 (the "AGREEMENT") between PDF and SONY. All terms and conditions contained in the Statement of Work are subject to the terms and conditions set forth in the Agreement.

SERVICES

          PDF will provide SONY with characterization vehicles and other Deliverables resulting from consulting services relating to assisting SONY in ***************** of the ********************************************** Product
designed by or for SONY ************* (the "PRODUCTS").

COMMENCEMENT

          The engagement will commence with a kick-off meeting on or before ********** (the "KICK-OFF MEETING"). At this meeting PDF and SONY representatives will meet to commence the project. Prior to the kickoff meeting, PDF managers and engineers will have met with SONY managers and engineers to assess availability of data and design a specific work plan for delivery of the Deliverables based upon available data and resources. This assessment will be presented at the kickoff meeting along with the first Characterization Vehicle.

DELIVERABLES

        The objective of the Project and the result of the above activities will be to deliver the following Deliverables (which shall be the "DELIVERABLES" as defined in the Agreement):

(1) CHARACTERIZATION VEHICLE DELIVERABLES. The following four items shall collectively be referred to as the ************************ ************** The following ************************ will be delivered by **********:

               (a) ********** data and documentation
               (b) ********** data and documentation
               (c) ********** data and documentation
               (d) ********** data and documentation


                                     ExA-1

        NOTE: Mask data is defined to be an electronic GDS-II file and will be delivered either on 8mm tape or through network TCP/IP FTP.

        *********************** DOCUMENTATION:

        As part of the ************************ portion of the project, the following documentation will be provided:

        (A)    Summary. *****************************************************.

        (B)    ***********************************************************.

        (C)    *********************************************
               ***************************************************************
               ******************************************* will be provided to
               SONY by **********.

        (D)    **********************************************************
               **************************************************************
               *****************************. One or more status report(s) will be generated for *********** ************************ data containing the following information and these reports will be provided to SONY by **********:

               (i)    ****************************************
                      ********************

               (ii)   **************************************
                      **************************************

               (iii)  *******************************************
                      ******

        (E)    *************************Report.
               *****************************************************************
               *********** **************************will be generated for the
               ************* ********This report will contain the following information and will be provided to SONY by **********:

               (i)    **********************************************
                      ***************************************

                                     ExA-2

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

               (ii)   *********************************

               (iii)  ********************************************************
                      *********************

(2)     **********************************************************************


        (A)    ***************************************************************


        (B)    ***************************************************************


        (C)    ***************************************************************


                                     ExA-3

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

                (i)   ***

               (ii)   ********** of yield with ********** data;

               (iii)  ********** assessment; and

               (iv)   ********** results  necessary to **********.

        (D)    Quantification of **********

(3) SOFTWARE DELIVERABLE. PDF will grant SONY a ********** ********** software license for use solely in the SONY Subsidiary. PDF will, upon SONY's timely execution of PDF's applicable license agreement, deliver and install such software by **********.

TEAM STRUCTURE

        Sony will establish a Steering Committee (the "STEERING COMMITTEE") which will consist of (a) **********, and (b) **********. ********** will make all such personnel available for performance under the Agreement and this Statement of Work. The Steering Committee will be limited to ********** in order to allow decisions to be reached in a timely fashion. The Steering Committee is responsible for giving the team its charter, deciding which yield improvement actions to take and who in the Sony organization will be responsible for carrying out the improvement. At the quarterly Steering Committee Review Meetings, PDF will provide a summary of the monthly engineering meetings ********** to assist the Steering Committee in its charter.

        The day-to-day analyses will be conducted by a ********** of engineers from SONY and PDF. A PDF Engagement Manager will manage the activities of **********. The PDF Engagement Manager will be responsible for directing all team members in their analyses as well as aggregating and synthesizing the results of all the analyses conducted by the entire team. The PDF Engagement Manager will be available for all communications at reasonable times with the ********** members and the Steering Committee. In addition, the PDF Engagement Manager will be the principal point of contact for any questions that Sony personnel not on the ********** or Steering Committee may have during the course of the engagement.


                                     ExA-4

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

        In addition to the PDF Engagement Manager, PDF will make a total of ** engineers and managers available to this engagement. PDF may staff additional engineers during critical points during the term of this Agreement.

TOOLS


     SONY will provide PDF with office space in *********** and other typical business resources reasonably requested from time to time by PDF. In particular, SONY will provide PDF with secure office space large enough to accommodate up to ****** PDF personnel in addition to the SONY engineers assigned to work on the ********. SONY will provide PDF with office equipment reasonably requested by PDF from time to time including ******* international access telephones (including such analog lines as PDF shall request), an international access Facsimile machine and line, and a photocopier. SONY will provide PDF with 24-hour access to the team office so work can continue at night and on weekends.

     SONY will provide PDF with computing resources that PDF reasonably deems necessary to conduct data analysis and simulations. The details of such request will be sent in a separate document to the SONY project leader but in general, SONY will provide ****** engineering workstations connected to ************** the Internet. SONY will also provide such other accessories as PDF shall reasonably request including a removable data storage device, such as a tape drive, and a printer.

LOCATION

        The Project will be conducted by SONY's and PDF's personnel at SONY's Subsidiary , and by PDF's personnel at PDF's facilities. In certain cases, PDF may require SONY engineers to work at the PDF facility in San Jose, California. PDF engineers may also work in SONY's Subsidiary when the engagement manager believes this is necessary to achieve progress. If SONY shall provide PDF employees with an English version of the employee rules and regulations in force at the SONY facilities, then PDF employees shall comply with such rules and regulations in all material respects in an equivalent manner as other SONY employees generally. PDF shall take all reasonable steps necessary to ensure that all employees resident at or visiting a SONY facility shall treat as confidential in accordance with Section 6 all material information of a proprietary nature observed by or disclosed to such employee, and shall comply in all material respects with all export control obligations contained in
Section 8.

DURATION

The Project will proceed for a period of *********** following the acceptance of the last Characterization Vehicle Deliverables unless earlier terminated pursuant to the Agreement.


                                     ExA-5

                              CONFIDENTIAL MATERIAL
                        OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

                                   Appendix A


**********


                                     APP-1